EXHIBIT 8.1

SUBSIDIARIES OF THE REGISTRANT

Wholly owned subsidiaries:

•                              IFM Company Ltd., incorporated in the Cayman Islands

•                              Beijing Aifeite International Franchise Consultant Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 北京埃菲特国际特许经营咨询服务有限公司)

•                              City Integrated Residential Services (China) Limited, incorporated in Hong Kong, S.A.R.

(Chinese name: 泛城（中国）综合住宅服务有限公司)

•                              Shanghai Yaye Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 上海亚业房地产经纪有限公司)

•                              CIR Real Estate Consultant (Shenzhen) Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 泛城房地产顾问（深圳）有限公司)

•                              Genius Nation Investments Ltd., incorporated in the British Virgin Islands

•                              Shanghai Ruifeng Real Estate Investments Consultant Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 上海锐丰房地产投资顾问有限公司)

•                              Beijing Anxinruide Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 北京安信瑞德房地产经纪有限公司)

•                              Shanghai Anshijie Real Estate Consultant Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 上海安仕捷房地产投资顾问有限公司)

•                              Beijing Kaisheng Jinglue Guarantee Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 北京凯盛经略担保有限公司)

•                              Kaisheng Jinglue (Shanghai) Investment Management Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 凯盛经略（上海）投资管理有限公司)

•                              Beijing IFM International Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 北京埃菲特国际房地产经纪有限公司)

•                              Beijing IFM Investment Managements Limited, incorporated in the People’s Republic of China

(Chinese name: 北京埃菲特投资管理有限公司)

•                              Shanghai Ruifeng Investment Managements Limited, incorporated in the People’s Republic of China

(Chinese name: 上海锐丰投资管理有限公司)

•                              Beijing Huachuang Xunjie Technology Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 北京华创迅捷科技有限公司)

•                              Shenzhen Kaian Investments Guarantee Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 深圳市凯安投资担保有限公司)

•                              Chengdu Yize Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 成都亿泽房地产经纪有限公司)

•                              Chengdu Yichuan Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 成都亿川房地产经纪有限公司)

•                              Sichuan Yidao Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 四川亿道房地产经纪有限公司)

•                              Beijing Hui Jin Mortgage Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 北京汇金典当有限公司)

•                              Beijing Kudiantongfang Technology Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 北京酷点通房科技有限公司)

•                              Guangzhou Anshijie Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 广州安仕捷房地产经纪有限公司)

•                              Sichuan Ruichangyuan Investment management Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 四川锐创源投资管理有限公司)

•                              Beijing Longhe Weiye Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 北京龙和伟业房地产经纪有限公司)

•                              Sichuan Ruichuan Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 四川锐川房地产经纪有限公司)

•                              Shenzhen Quancheng Management Services Co.Ltd., incorporated in the People’s Republic of China

(Chinese name: 深圳市全城管家物业管理有限公司)

•                              Shanghai Xinjie Real Estate Agency Ltd.

(Chinese name: 上海信捷房地产经纪有限公司)

•                              Beijing Anxin Chuangfu Property management Co. Ltd.

(Chinese name: 北京安信创富资产管理有限公司)

Consolidated entities:

•                              Business Vision Management Consultants Limited, incorporated in Hong Kong, S.A.R.

(Chinese name: 商业视角管理顾问有限公司)

•                              Beijing Kaicheng Huaxin Investment Consultants Limited, incorporated in the People’s Republic of China

(Chinese name: 北京凯诚华信投资顾问有限公司)

•                              Beijing Xinrui Shijiao Business Managements Consultant Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 北京新锐视角商业管理顾问有限公司)

•                              Tianjin Shiji TianRe Investment Management Company Ltd., incorporated in the People’s Republic of China

(Chinese name: 天津世纪天锐投资管理有限公司)

•                              Beijing Huaxing Tianye Investment Management Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 北京华兴天业投资管理有限公司)

•                              Beijing Kaisheng Chuangfu Investment Co., Ltd , incorporated in the People’s Republic of China

(Chinese name: 北京凯盛创富投资管理有限公司)

•                              SG International Investments Limited, incorporated in the Cayman Islands

•                              SG Strategic Investments (Hong Kong) Limited, incorporated in Hong Kong, S.A.R.

(Chinese name: 上古战略投资有限公司)

•                              Beijing SG New Century Consulting Service Company, incorporated in the People’s Republic of China

(Chinese name: 北京上古新世纪咨询服务有限公司)

•                              Beijing SG Xinrui Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 北京上古新锐房地产经纪有限公司)

Equity Investments:

•                              Shaanxi Lide Industry Investments Co., Ltd., incorporated in the People’s Republic of China

(Chinese name: 陕西立得实业投资有限责任公司)

•                              Tianjin Shiji TianRe Equity Investment Fund Management Limited Partnership, incorporated in the People’s Republic of China

(Chinese name: 天津世纪天锐股权投资基金管理合伙企业（有限合伙）)

•                              Tianjin Shiji TianRe Equity Fund Limited Partnership, incorporated in the People’s Republic of China

(Chinese name: 天津世纪天锐股权基金合伙企业（有限合伙）)